UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   ___________


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                January 10, 2002
                Date of Report (Date of earliest event reported)



                               APPLERA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                       1-4389                   06-1534213
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)                File No.)             Identification No.)



                                  301 Merritt 7
                           Norwalk, Connecticut 06851
          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 840-2000
              (Registrant's telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure.

         In a press release dated January 3, 2002 (the "Press Release"), Applera Corporation ("Applera") announced that it would webcast a meeting with the investment community on Thursday, January 10, 2002 (the "Investor Meeting") to discuss Applera's Applied Biosystems Group and Celera Diagnostics, a joint venture between Applera's Applied Biosystems and Celera Genomics groups.

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of the Press Release, and attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of the presentations intended to be made by Applera at the Investor Meeting.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibits are filed with this Report:

          Exhibit No.                            Description

              99.1 Press Release issued January 3, 2002 with respect to the Investor Meeting.

              99.2 Text of presentations proposed to be made at the Investor Meeting.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        APPLERA CORPORATION



                                        By:  /s/ Dennis L. Winger
                                           -------------------------------
                                           Dennis L. Winger
                                           Senior Vice President and
                                           Chief Financial Officer









Dated:  January 10, 2002

                                  EXHIBIT INDEX


Exhibit No.                                 Description

   99.1 Press Release issued January 3, 2002 with respect to the Investor Meeting.

   99.2 Text of presentations proposed to be made at the Investor Meeting.